Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

101 North Phillips Avenue Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)

Wells Fargo & Company

Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

Kindred Healthcare, Inc.

(Exact name of obligor as specified in its charter)

Delaware	61-1323993
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

680 South Fourth Street Louisville, Kentucky	40202
(Address of principal executive offices)	(Zip code)

8.00% Senior Notes due 2020 and

Guarantees for the 8.00% Senior Notes due 2020

8.75% Senior Notes due 2023 and

Guarantees for the 8.75% Senior Notes due 2023

(Title of the indenture securities)

GUARANTORS

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
ABC Hospice, LLC	Texas	20-8716006	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Aberdeen Holdings, Inc.	Texas	72-2695805	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Able Home Healthcare, Inc.	Texas	77-0601595	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Access Home Health of Florida, LLC	Delaware	06-1451363	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Advanced Oncology Services, Inc.	Florida	65-0180784	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Alpine Home Health Care, LLC	Colorado	36-4473376	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Alpine Home Health II, Inc.	Colorado	20-1987917	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Alpine Home Health, Inc.	Mississippi	64-0921774	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Alpine Resource Group, Inc.	Colorado	20-1987950	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
American Homecare Management Corp.	Delaware	11-3306095	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
American Hospice, Inc.	Texas	75-2486047	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
American VitalCare, L.L.C.	California	22-2646452	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Asian American Home Care, Inc.	California	94-3247811	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Avery Manor Nursing, L.L.C.	Delaware	20-3618851	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
Bayberry Care Center, L.L.C.	Delaware	20-4454621	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Bethany Hospice, LLC	Delaware	20-2999369	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Braintree Nursing, L.L.C.	Delaware	20-3618766	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
BWB Sunbelt Home Health Services, LLC	Texas	75-1901342	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
California Hospice, LLC	Texas	30-0711730	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
California Nursing Centers, L.L.C.	Delaware	20-4454493	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Capital Care Resources of South Carolina, LLC	Georgia	56-2102603	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Capital Care Resources, LLC	Georgia	58-2411159	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Capital Health Management Group, LLC	Georgia	58-2313705	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Care Center of Rossmoor, L.L.C.	Delaware	20-4454602	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Centerre Healthcare Corporation	Delaware	06-1646451	8069	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Central Arizona Home Health Care, Inc.	Arizona	86-0714789	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Chaparral Hospice, Inc.	Texas	35-2224605	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Chattahoochee Valley Home Care Services, LLC	Georgia	03-0387821	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
Chattahoochee Valley Home Health, LLC	Georgia	34-1994007	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
CHC Management Services, LLC	Missouri	20-8092157	8069	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
CHMG Acquisition LLC	Georgia	04-3813487	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
CHMG of Atlanta, LLC	Georgia	54-2089073	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
CHMG of Griffin, LLC	Georgia	54-2089075	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Clear Lake Rehabilitation Hospital, L.L.C.	Delaware	20-2971820	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Colorado Hospice, L.L.C.	Colorado	27-2141126	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Compass Hospice, Inc.	Texas	27-0001235	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Country Estates Nursing, L.L.C.	Delaware	20-3618740	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Courtland Gardens Health Center, Inc.	Connecticut	06-1149454	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
CRH of Arlington, LLC	Delaware	46-4445306	8069	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
CRH of Avon, LLC	Delaware	47-2071854	8069	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
CRH of Cleveland, LLC	Delaware	45-0923586	8069	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
CRH of Dallas, LLC	Missouri	20-8182311	8069	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
CRH of Fort Worth, LLC	Delaware	27-0862820	8069	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
CRH of Indianapolis, LLC	Delaware	45-3338192	8069	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
CRH of Lancaster, LLC	Missouri	27-0670878	8069	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
CRH of Langhorne, LLC	Delaware	27-3267166	8069	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
CRH of Madison, LLC	Delaware	46-3214780	8069	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
CRH of Memphis, LLC	Delaware	90-0911604	8069	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
CRH of Oklahoma City, LLC	Delaware	27-5346177	8069	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
CRH of Springfield, LLC	Delaware	46-1158523	8069	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
CRH of St. Louis, LLC	Missouri	20-8734892	8069	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
CRH of Waukesha, LLC	Missouri	26-2332031	8069	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Eastern Carolina Home Health Agency, LLC	North Carolina	56-1590744	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Faith Home Health and Hospice, LLC	Kansas	47-0884412	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Faith in Home Services, L.L.C.	Kansas	20-1931763	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Family Hospice, Ltd.	Texas	75-2588221	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
FHI GP, Inc.	Texas	75-2588220	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
FHI Health Systems, Inc .	Delaware	75-2588219	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
FHI LP, Inc.	Nevada	88-0335145	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
FHI Management, Ltd.	Texas	75-2588222	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
First Home Health, Inc.	West Virginia	55-0750157	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Focus Care Health Resources, Inc.	Texas	75-2784006	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Foothill Nursing Company Partnership	California	91-1473634	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Forestview Nursing, L.L.C.	Delaware	20-3618900	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
GBA Holding, Inc.	Texas	75-2855493	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
GBA West, LLC	Texas	26-2944774	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Gentiva Certified Healthcare Corp.	Delaware	11-2645333	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Gentiva Health Services (Certified), Inc.	Delaware	11-3454105	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Gentiva Health Services (USA) LLC	Delaware	11-3414024	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Gentiva Health Services Holding Corp.	Delaware	11-3454104	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
Gentiva Health Services, Inc.	Delaware	36-4335801	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Gentiva Rehab Without Walls, LLC	Delaware	06-1725406	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Gentiva Services of New York, Inc.	New York	11-2802024	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Georgia Hospice, LLC	Texas	27-4251135	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Gilbert’s Home Health Agency, Inc.	Mississippi	64-0730826	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Gilbert’s Hospice Care of Mississippi, LLC	Mississippi	20-1296854	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Gilbert’s Hospice Care, LLC	Mississippi	20-0566932	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Girling Health Care Services of Knoxville, Inc.	Tennessee	62-1406895	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Girling Health Care, Inc.	Texas	74-2115034	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Goddard Nursing, L.L.C.	Delaware	20-3618957	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Greenbrae Care Center, L.L.C.	Delaware	20-4454677	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Greens Nursing and Assisted Living, L.L.C.	Delaware	20-2822083	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Harborlights Nursing, L.L.C.	Delaware	20-3618878	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Harden Clinical Services, LLC	Texas	27-1519643	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
Harden HC Texas Holdco, LLC	Texas	26-1487182	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Harden Healthcare Holdings, LLC	Delaware	37-1743802	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Harden Healthcare Services, LLC	Texas	26-1569071	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Harden Healthcare, LLC	Texas	74-3024009	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Harden Home Health, LLC	Delaware	65-1299601	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Harden Home Option, LLC	Texas	37-1657856	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Harden Hospice, LLC	Texas	43-2083818	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Haven Health, LLC	Delaware	26-1425546	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Hawkeye Health Services, Inc.	Iowa	42-1285486	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Healthfield Home Health, LLC	Georgia	58-1947694	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Healthfield Hospice Services, LLC	Georgia	58-2284736	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Healthfield of Southwest Georgia, LLC	Georgia	27-0131980	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Healthfield of Statesboro, LLC	Georgia	68-0593590	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Healthfield of Tennessee, LLC	Georgia	01-0831798	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
Healthfield Operating Group, LLC	Delaware	36-4425473	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Healthfield, LLC	Delaware	58-1819650	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Helian ASC of Northridge, Inc.	California	77-0277817	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Helian Health Group, Inc.	Delaware	95-4070276	8093	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
HHS Healthcare Corp.	Delaware	90-0527683	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Highgate Nursing, L.L.C.	Delaware	20-3618795	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Highlander Nursing, L.L.C.	Delaware	20-3618815	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Hillhaven—MSC Partnership	California	93-1023838	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Home Health Care Affiliates of Central Mississippi, L.L.C.	Mississippi	62-1807084	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Home Health Care Affiliates of Mississippi, Inc.	Mississippi	62-1775256	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Home Health Care Affiliates, Inc.	Mississippi	74-2737989	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Home Health Care of Carteret County, LLC	North Carolina	56-1556547	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Home Health of Rural Texas, Inc.	Texas	75-2374091	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Home Health Services, Inc.	Utah	87-0494759	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
Homecare Holdings, Inc.	Florida	65-0837269	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
HomeCare Plus, Inc.	Alabama	63-1214842	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Homestead Health and Rehabilitation Center, L.L.C.	Delaware	20-3329906	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Horizon Health Care Services, Inc.	Texas	76-0456316	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Horizon Health Network LLC	Alabama	33-1017853	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Hospice Care of Kansas and Missouri, L.L.C.	Missouri	48-1210207	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Hospice Care of Kansas, L.L.C.	Kansas	48-1210207	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Hospice Care of the Midwest, L.L.C.	Missouri	48-1210207	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
House Call Doctors, Inc.	Texas	20-3811538	8011	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
IntegraCare Holdings, Inc.	Delaware	20-8781607	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
IntegraCare Home Health Services, Inc.	Texas	75-2865632	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
IntegraCare Hospice of Abilene, LLC	Texas	61-1655487	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
IntegraCare Intermediate Holdings, Inc.	Delaware	20-8781715	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
IntegraCare of Abilene, LLC	Texas	26-4630561	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
IntegraCare of Albany, LLC	Texas	26-2915050	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
IntegraCare of Athens-Home Health, LLC	Texas	27-2139332	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
IntegraCare of Athens-Hospice, LLC	Texas	27-2139269	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
IntegraCare of Granbury, LLC	Texas	26-1908767	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
IntegraCare of Littlefield, LLC	Texas	26-4618941	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
IntegraCare of Olney Home Health, LLC	Texas	81-0638801	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
IntegraCare of Texas, LLC	Texas	20-8768235	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
IntegraCare of West Texas-Home Health, LLC	Texas	27-0686207	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
IntegraCare of West Texas-Hospice, LLC	Texas	27-0686137	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
IntegraCare of Wichita Falls, LLC	Texas	27-0686266	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Iowa Hospice, L.L.C.	Iowa	20-2589495	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Isidora’s Health Care Inc.	Texas	65-1285069	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
J. B. Thomas Hospital, Inc.	Massachusetts	04-3209212	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KAH Development 1, L.L.C.	Delaware	46-3869231	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
KAH Development 2, L.L.C.	Delaware	46-3877624	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KAH Development 3, L.L.C.	Delaware	46-3892868	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KAH Development 4, L.L.C.	Delaware	46-3902994	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KAH Development 5, L.L.C.	Delaware	46-3924999	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KAH Development 6, L.L.C.	Delaware	46-3936305	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KAH Development 7, L.L.C.	Delaware	46-3945997	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KAH Development 8, L.L.C.	Delaware	46-3958634	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KAH Development 9, L.L.C.	Delaware	46-3971480	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KAH Development 10, L.L.C.	Delaware	46-3992741	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KAH Development 11, L.L.C.	Delaware	46-3982070	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KAH Development 12, L.L.C.	Delaware	46-4002959	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KAH Development 13, L.L.C.	Delaware	46-4015730	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KAH Development 14, L.L.C.	Delaware	46-4025157	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KAH Development 15, L.L.C.	Delaware	46-4033562	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
Kindred Braintree Hospital, L.L.C.	Delaware	20-3618938	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 4, L.L.C.	Delaware	20-2822034	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 7, L.L.C.	Delaware	20-2822097	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 8, L.L.C.	Delaware	20-2822116	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 9, L.L.C.	Delaware	20-2822132	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 10, L.L.C.	Delaware	20-2822148	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 11, L.L.C.	Delaware	20-2822172	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 12, L.L.C.	Delaware	20-2822200	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 13, L.L.C.	Delaware	20-2822219	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 15, L.L.C.	Delaware	20-2822255	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 17, L.L.C.	Delaware	20-3329727	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 27, L.L.C.	Delaware	20-3329890	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 29, L.L.C.	Delaware	20-3329915	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development Holdings 3, L.L.C.	Delaware	20-2822011	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
Kindred Development Holdings 5, L.L.C.	Delaware	20-2822056	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Healthcare Operating, Inc.	Delaware	52-2085484	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Healthcare Services, Inc.	Delaware	61-1264993	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Hospice Services, L.L.C.	Delaware	26-0717945	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Hospital-Palm Beach, L.L.C.	Delaware	20-3329716	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Hospital-Pittsburgh-North Shore, L.L.C.	Delaware	20-2822240	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Hospitals East, L.L.C.	Delaware	52-2085555	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Hospitals Limited Partnership	Delaware	52-2085561	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Hospitals West, L.L.C.	Delaware	52-2085556	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Hospital-Springfield, L.L.C.	Delaware	20-3329924	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Hospital-Toledo, L.L.C.	Delaware	20-2821971	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Nevada, L.L.C.	Delaware	52-2085559	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Nursing Centers Central Limited Partnership	Delaware	52-2134134	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Nursing Centers East, L.L.C.	Delaware	52-2085557	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
Kindred Nursing Centers Limited Partnership	Delaware	52-2085562	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Nursing Centers North, L.L.C.	Delaware	52-2134130	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Nursing Centers South, L.L.C.	Delaware	52-2134132	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Nursing Centers West, L.L.C.	Delaware	52-2085558	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Rehab Services, Inc.	Delaware	33-0359338	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Systems, Inc.	Delaware	61-1239343	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 50, L.L.C.	Delaware	26-0717534	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 51, L.L.C.	Delaware	26-0717557	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 52, L.L.C.	Delaware	32-0315911	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 53, L.L.C.	Delaware	26-0717649	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 54, L.L.C.	Delaware	26-0717650	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 55, L.L.C.	Delaware	26-0717700	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 56, L.L.C.	Delaware	26-0717720	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 57, L.L.C.	Delaware	26-0717861	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
KND Development 58, L.L.C.	Delaware	26-0717881	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 59, L.L.C.	Delaware	26-0717903	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 60, L.L.C.	Delaware	58-2182891	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 61, L.L.C.	Delaware	65-0549911	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 62, L.L.C.	Delaware	46-0893880	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 63, L.L.C.	Delaware	46-0905418	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Hospital Real Estate Holdings, L.L.C.	Delaware	26-2162659	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 1, L.L.C.	Delaware	26-0709558	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 2, L.L.C.	Delaware	26-0709578	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 3, L.L.C.	Delaware	26-0709614	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 4, L.L.C.	Delaware	26-0709645	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 5, L.L.C.	Delaware	26-0710006	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 6, L.L.C.	Delaware	26-0710041	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 7, L.L.C.	Delaware	26-0710089	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
KND Real Estate 8, L.L.C.	Delaware	26-0710126	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 9, L.L.C.	Delaware	26-0710175	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 10, L.L.C.	Delaware	26-0710197	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 11, L.L.C.	Delaware	26-0710226	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 12, L.L.C.	Delaware	26-0710270	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 13, L.L.C.	Delaware	26-0710286	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 14, L.L.C.	Delaware	26-0710314	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 15, L.L.C.	Delaware	26-0710335	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 16, L.L.C.	Delaware	26-0710365	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 17, L.L.C.	Delaware	26-0710427	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 18, L.L.C.	Delaware	26-0710446	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 19, L.L.C.	Delaware	26-0710469	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 20, L.L.C.	Delaware	26-0710495	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 21, L.L.C.	Delaware	26-2162815	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
KND Real Estate 22, L.L.C.	Delaware	26-2162837	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 23, L.L.C.	Delaware	26-2162857	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 24, L.L.C.	Delaware	26-2162868	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 25, L.L.C.	Delaware	26-2162889	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 26, L.L.C.	Delaware	26-2165510	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 27, L.L.C.	Delaware	26-2165558	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 28, L.L.C.	Delaware	26-2165581	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 29, L.L.C.	Delaware	26-2165620	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 30, L.L.C.	Delaware	26-2165832	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 31, L.L.C.	Delaware	26-2165913	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 32, L.L.C.	Delaware	26-2165953	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 33, L.L.C.	Delaware	26-2165984	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 34, L.L.C.	Delaware	26-2166047	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 35, L.L.C.	Delaware	26-2166087	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
KND Real Estate 36, L.L.C.	Delaware	26-2166429	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 37, L.L.C.	Delaware	26-2166498	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 38, L.L.C.	Delaware	26-2166543	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 39, L.L.C.	Delaware	26-2166600	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 40, L.L.C.	Delaware	26-2166651	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 41, L.L.C.	Delaware	26-2166736	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 42, L.L.C.	Delaware	26-2166781	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 43, L.L.C.	Delaware	26-2166808	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 44, L.L.C.	Delaware	26-2166835	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 45, L.L.C.	Delaware	26-2166872	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 46, L.L.C.	Delaware	45-3605441	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 47, L.L.C.	Delaware	45-3605450	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 48, L.L.C.	Delaware	45-3605455	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 49, L.L.C.	Delaware	45-3605457	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
KND Real Estate 50, L.L.C.	Delaware	45-3605470	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 51, L.L.C.	Delaware	45-3620952	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate Holdings, L.L.C.	Delaware	26-0708352	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Rehab Real Estate Holdings, L.L.C.	Delaware	26-2162539	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND SNF Real Estate Holdings, L.L.C.	Delaware	26-2162624	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Lafayette Health Care Center, Inc.	Georgia	58-1815590	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Lafayette Specialty Hospital, L.L.C.	Delaware	20-2971752	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Lakes Hospice, L.L.C.	Iowa	65-1302887	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Laurel Lake Health and Rehabilitation, L.L.C.	Delaware	20-3618836	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Lighthouse Hospice - Coastal Bend, LLC	Texas	22-3946976	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Lighthouse Hospice - Metroplex, LLC	Texas	26-3228001	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Lighthouse Hospice Management, LLC	Texas	06-1787617	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Lighthouse Hospice Partners, LLC	Texas	35-2190648	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Lighthouse Hospice-San Antonio, LLC	Texas	87-0798501	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
Maine Assisted Living, L.L.C.	Delaware	20-3618707	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Massachusetts Assisted Living, L.L.C.	Delaware	20-3618679	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Meadows Nursing, L.L.C.	Delaware	20-3618981	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Med. Tech. Services of South Florida, Inc.	Florida	65-0277280	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
MedEquities, Inc.	California	77-0236579	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Medical Hill Rehab Center, L.L.C.	Delaware	20-4454548	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Med-Tech Private Care, Inc.	Florida	65-0937639	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Med-Tech Services of Dade, Inc.	Florida	65-1033439	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Med-Tech Services of Palm Beach, Inc.	Florida	65-0644307	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Mid-South Home Care Services, LLC	Alabama	82-0559231	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Mid-South Home Health Agency, LLC	Alabama	82-0559199	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Mid-South Home Health of Gadsden, LLC	Georgia	14-1909499	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Mid-South Home Health, LLC	Delaware	63-0772385	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
Mills Medical Practices, LLC	Ohio	26-3042830	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Missouri Home Care of Rolla, Inc.	Missouri	43-1317147	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
New Triumph HealthCare of Texas, L.L.C.	Texas	20-1576450	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
New Triumph HealthCare, Inc.	Delaware	20-1601670	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
New Triumph HealthCare, LLP	Texas	20-1601875	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
New York Healthcare Services, Inc.	New York	22-2695367	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
North West Texas Home Health Services, LLC	Texas	75-1902373	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Northland LTACH, LLC	Delaware	20-4340714	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
NP Plus, LLC	Delaware	20-5105668	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
NRP Holdings Company	Delaware	52-2210242	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Nursing Care - Home Health Agency, Inc.	West Virginia	55-0633030	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Odyssey HealthCare Austin, LLC	Delaware	75-2937832	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Odyssey HealthCare Detroit, LLC	Delaware	75-2937832	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Odyssey HealthCare Fort Worth, LLC	Delaware	75-2937832	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
Odyssey HealthCare GP, LLC	Delaware	75-2932676	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Odyssey HealthCare Holding Company	Delaware	75-2925311	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Odyssey HealthCare LP, LLC	Delaware	74-2998154	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Odyssey HealthCare Management, LP	Delaware	75-2923658	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Odyssey HealthCare of Augusta, LLC	Delaware	26-0711782	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Odyssey HealthCare of Flint, LLC	Delaware	26-3920362	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Odyssey HealthCare of Marion County, LLC	Delaware	75-3238731	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Odyssey HealthCare of Savannah, LLC	Delaware	26-0712052		680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Odyssey HealthCare of St. Louis, LLC	Delaware	26-1174571	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Odyssey HealthCare Operating A, LP	Delaware	75-2752908	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Odyssey HealthCare Operating B, LP	Delaware	75-2937832	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Odyssey HealthCare, Inc.	Delaware	43-1723043	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
OHS Service Corp.	Texas	22-3690699	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Omega Hospice, LLC	Alabama	20-8667430	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
Outreach Health Services of North Texas, LLC	Texas	75-2284154	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Outreach Health Services of the Panhandle, LLC	Texas	75-2378887	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Pacific Coast Care Center, L.L.C.	Delaware	20-4454527	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Pacific West Home Care, LLC	Delaware	45-3193521	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Peoplefirst HomeCare & Hospice of California, L.L.C.	Delaware	26-3107002	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Peoplefirst HomeCare & Hospice of Colorado, L.L.C.	Delaware	26-0717967	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Peoplefirst HomeCare & Hospice of Indiana, L.L.C.	Delaware	26-0717917	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Peoplefirst HomeCare & Hospice of Massachusetts, L.L.C.	Delaware	26-3106972	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Peoplefirst HomeCare & Hospice of Ohio, L.L.C.	Delaware	26-0718025	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Peoplefirst HomeCare & Hospice of Utah, L.L.C.	Delaware	26-3106957	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Peoplefirst HomeCare of Colorado, L.L.C.	Delaware	26-3106983	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Peoplefirst Virginia, L.L.C.	Delaware	20-4487458	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PersonaCare of Connecticut, Inc.	Connecticut	06-1152293	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PersonaCare of Huntsville, Inc.	Delaware	52-1846556	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
PersonaCare of Ohio, Inc.	Delaware	34-1708224	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PersonaCare of Reading, Inc.	Delaware	52-1831134	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PersonaCare of Wisconsin, Inc.	Delaware	39-1718735	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 5, L.L.C.	Delaware	26-0718044	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 6, L.L.C.	Delaware	26-3106899	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 7, L.L.C.	Delaware	26-3106911	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 8, L.L.C.	Delaware	26-3106922	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 9, L.L.C.	Delaware	26-3106934	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 10, L.L.C.	Delaware	26-3106949	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 15, L.L.C.	Delaware	26-3107011	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 16, L.L.C.	Delaware	46-0818835	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 17, L.L.C.	Delaware	46-0823977	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 18, L.L.C.	Delaware	46-0833810	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 19, L.L.C.	Delaware	46-0842544	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
PF Development 20, L.L.C.	Delaware	46-0856432	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 21, L.L.C.	Delaware	46-0860128	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 22, L.L.C.	Delaware	46-0872119	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 23, L.L.C.	Delaware	46-0881549	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 26, L.L.C.	Delaware	58-2182892	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 27, L.L.C.	Delaware	58-2182890	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PHH Acquisition Corp.	Delaware	20-5043135	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PHHC Acquisition Corp.	Delaware	38-3784032	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Physician Housecalls, LLC	Colorado	83-0436338	8011	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Professional Healthcare at Home, LLC	California	26-0519402	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Professional Healthcare, LLC	Delaware	20-5043143	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
QC-Medi New York, Inc.	New York	11-2750425	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Quality Care - USA, Inc.	New York	11-2256479	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Rehab Insurance Corporation	Delaware	45-4743799	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
Rehab Staffing, L.L.C.	Delaware	20-3329753	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
RehabCare Development 2, L.L.C.	Delaware	45-3621144	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
RehabCare Development 3, L.L.C.	Delaware	45-3621168	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
RehabCare Development 4, L.L.C.	Delaware	45-3621198	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
RehabCare Development 5, L.L.C.	Delaware	45-3621228	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
RehabCare Group East, Inc.	Delaware	43-1802466	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
RehabCare Group Management Services, Inc.	Delaware	36-4204216	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
RehabCare Group of Amarillo, L.P.	Texas	41-2185466	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
RehabCare Group of Arlington, LP	Texas	11-3746563	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
RehabCare Group of California, L.L.C.	Delaware	77-0473927	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
RehabCare Group of Texas, L.L.C.	Texas	75-2742089	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
RehabCare Group, Inc.	Delaware	51-0265872	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
RehabCare Hospital Holdings, L.L.C.	Delaware	20-3044067	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Salt Lake Physical Therapy Associates, Inc.	Utah	87-0484010	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
Saturday Partners, LLC	Colorado	20-1930463	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
SCCI Health Services Corporation	Delaware	75-2572322	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
SCCI Hospital—Easton, Inc.	Delaware	20-5508507	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
SCCI Hospital—El Paso, Inc.	Delaware	74-2983423	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
SCCI Hospital—Mansfield, Inc.	Delaware	20-5508472	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
SCCI Hospital Ventures, Inc.	Delaware	75-2670892	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
SCCI Hospitals of America, Inc.	Delaware	75-2695684	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Senior Home Care, Inc.	Florida	59-3080333	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
SHC Holding, Inc.	Delaware	42-1699530	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
SHC Rehab, Inc.	Florida	27-3976422	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Siena Care Center, L.L.C.	Delaware	20-4454646	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Smith Ranch Care Center, L.L.C.	Delaware	20-4454574	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Southern California Specialty Care, Inc.	California	95-4494847	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Southern Nevada Home Health Care, Inc.	Nevada	87-0494757	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
Southern Utah Home Health, Inc.	Utah	87-0480180	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Southern Utah Home Oxygen & Medical Equipment, Inc.	Utah	87-0548601	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Specialty Healthcare Services, Inc.	Delaware	75-2663189	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Specialty Hospital of Cleveland, Inc.	Ohio	34-1901793	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Specialty Hospital of Philadelphia, Inc.	Pennsylvania	52-2166228	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Specialty Hospital of South Carolina, Inc.	South Carolina	57-1064023	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Springfield Park View Hospital, L.L.C.	Delaware	20-3618921	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Symphony Health Services, L.L.C.	Delaware	55-0839302	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Synergy Healthcare Group, Inc.	Louisiana	72-1458115	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Synergy Home Care-Acadiana Region, Inc.	Louisiana	72-1487473	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Synergy Home Care-Capitol Region, Inc.	Louisiana	20-1376846	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Synergy Home Care-Central Region, Inc.	Louisiana	36-4516940	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Synergy Home Care-Northeastern Region, Inc.	Louisiana	72-1178497	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Synergy Home Care-Northshore Region, Inc.	Louisiana	72-1223659	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
Synergy Home Care-Northwestern Region, Inc.	Louisiana	72-1431394	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Synergy Home Care-Southeastern Region, Inc.	Louisiana	72-1429305	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Synergy, Inc.	Louisiana	94-3419676	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Tar Heel Health Care Services, LLC	North Carolina	56-1456991	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Texas Health Management Group, LLC	Texas	20-1424756	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
THC—Chicago, Inc.	Illinois	36-3915965	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
THC—Houston, Inc.	Texas	75-2504884	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
THC—North Shore, Inc.	Illinois	61-1316854	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
THC—Orange County, Inc.	California	33-0629983	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
THC—Seattle, Inc.	Washington	91-1637321	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
The American Heartland Hospice Corp.	Missouri	43-1697602	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
The Home Option, LLC	Texas	26-2527353	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
The Home Team of Kansas LLC	Kansas	74-3052911	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
The Therapy Group, Inc.	Louisiana	72-1220586	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
TherEX, Inc.	Delaware	62-1732653	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Total Care Home Health of Louisburg, LLC	Georgia	68-0593592	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Total Care Home Health of North Carolina, LLC	Georgia	20-0091435	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Total Care Home Health of South Carolina, LLC	Georgia	20-0091422	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Tower Hill Nursing, L.L.C.	Delaware	20-3618774	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Transitional Hospitals Corporation of Indiana, Inc.	Indiana	35-1896219	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Transitional Hospitals Corporation of Louisiana, Inc.	Louisiana	72-1224577	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Transitional Hospitals Corporation of Nevada, Inc.	Nevada	88-0304473	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Transitional Hospitals Corporation of New Mexico, Inc.	New Mexico	85-0415191	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Transitional Hospitals Corporation of Tampa, Inc.	Florida	59-3170069	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Transitional Hospitals Corporation of Texas, Inc.	Texas	75-2451969	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Transitional Hospitals Corporation of Wisconsin, Inc.	Wisconsin	39-1766624	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Trinity Hospice of Texas, LLC	Texas	75-2900007	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Triumph HealthCare Holdings, Inc.	Delaware	20-1601788	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
Triumph HealthCare Second Holdings, L.L.C.	Delaware	20-3379275	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Triumph HealthCare Third Holdings, L.L.C.	Delaware	20-5265393	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Triumph Hospital Northwest Indiana, Inc.	Missouri	43-1726280	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Triumph Rehabilitation Hospital Northern Indiana, L.L.C.	Indiana	27-4061273	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Triumph Rehabilitation Hospital of Northeast Houston, LLC	Delaware	45-2956602	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Tucker Nursing Center, Inc.	Georgia	58-1218686	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Tulsa Specialty Hospital L.L.C.	Delaware	20-2971691	8060	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Van Winkle Home Health Care, Inc.	Mississippi	62-1669388	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Vernon Home Health Care Agency, LLC	Texas	75-1995143	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Vista Hospice Care, LLC	Delaware	86-0808230	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
VistaCare of Boston, LLC	Delaware	26-1544595	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
VistaCare USA, LLC	Delaware	86-0914505	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
VistaCare, LLC	Delaware	06-1521534	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Voyager Acquisition, L.P.	Texas	20-1953497	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Additional Registrant As Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code Number	Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices
Voyager Home Health, Inc.	Delaware	26-1501792	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Voyager HospiceCare, Inc.	Delaware	20-1173787	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
VTA Management Services, L.L.C.	Delaware	55-0839383	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
VTA Staffing Services, LLC	Delaware	01-0826753	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
We Care Home Health Services, Inc.	California	33-0665550	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Wellstream Health Services, LLC	Texas	74-2380319	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
West Texas, LLC	Texas	75-1900499	8000	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Wiregrass Hospice Care, LLC	Georgia	20-0296636	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Wiregrass Hospice LLC	Alabama	82-0559182	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Wiregrass Hospice of South Carolina, LLC	Georgia	34-2053721	8082	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Ygnacio Valley Care Center, L.L.C.	Delaware	20-4454714	8050	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Item 1.	General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Treasury Department

Washington, D.C.

Federal Deposit Insurance Corporation

Washington, D.C.

Federal Reserve Bank of San Francisco

San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2.	Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.	Foreign Trustee. Not applicable.

Item 16.	List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated January 14, 2015.*

Exhibit 3.	A copy of the Comptroller of the Currency Certification of Fiduciary Powers for Wells Fargo Bank, National Association, dated January 6, 2014.*

Exhibit 4.	Copy of By-laws of the trustee as now in effect.*

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit to the Filing 305B2 dated March 13, 2015 of Navient Funding, LLC and Navient Credit Funding, LLC, file number 333-190926.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 17th day of September, 2015.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Julius R. Zamora
Julius R. Zamora
Vice President

Exhibit 6

September 17, 2015

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Julius R. Zamora
Julius R. Zamora Vice President

Exhibit 7

Consolidated Report of Condition of

Wells Fargo Bank National Association

of 101 North Phillips Avenue, Sioux Falls, SD 57104

And Foreign and Domestic Subsidiaries,

at the close of business June 30, 2015, filed in accordance with 12 U.S.C. §161 for National Banks.

Dollar Amounts In Millions
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	$17,464
Interest-bearing balances	189,787
Securities:
Held-to-maturity securities	80,102
Available-for-sale securities	233,717
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	1,864
Securities purchased under agreements to resell	18,746
Loans and lease financing receivables:
Loans and leases held for sale	20,241
Loans and leases, net of unearned income	848,562
LESS: Allowance for loan and lease losses	10,493
Loans and leases, net of unearned income and allowance	838,069
Trading Assets	39,221
Premises and fixed assets (including capitalized leases)	7,527
Other real estate owned	1,849
Investments in unconsolidated subsidiaries and associated companies	855
Direct and indirect investments in real estate ventures	0
Intangible assets
Goodwill	21,627
Other intangible assets	17,894
Other assets	64,908

Total assets	$1,553,871

LIABILITIES
Deposits:
In domestic offices	$1,086,292
Noninterest-bearing	343,725
Interest-bearing	742,567
In foreign offices, Edge and Agreement subsidiaries, and IBFs	140,792
Noninterest-bearing	669
Interest-bearing	140,123
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	594
Securities sold under agreements to repurchase	19,806

Dollar Amounts In Millions
Trading liabilities	18,515
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	89,743
Subordinated notes and debentures	16,760
Other liabilities	33,801

Total liabilities	$1,406,303

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	519
Surplus (exclude all surplus related to preferred stock)	106,692
Retained earnings	36,940
Accumulated other comprehensive income	2,986
Other equity capital components	0

Total bank equity capital	147,137
Noncontrolling (minority) interests in consolidated subsidiaries	431

Total equity capital	147,568

Total liabilities, and equity capital	$1,553,871

I, John R. Shrewsberry, Sr. EVP & CFO of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

John R. Shrewsberry
Sr. EVP & CFO

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

John Stumpf                                                                                 Directors

James Quigley

Enrique Hernandez, Jr.